DIGITAL ROOSTER.COM INC.
                                 366 BAY STREET
                                   11TH FLOOR
                                TORONTO, ONTARIO
                                     M5H 4B2

                         MANAGEMENT INFORMATION CIRCULAR

SOLICITATION  OF  PROXIES
-------------------------

     THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF THE MANAGEMENT OF DIGITAL ROSTER.COM INC. (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") TO BE HELD ON NOVEMBER 23, 2001 AT 10:00 AM (TORONTO TIME) AT THE TORONTO HILTON HOTEL, VARLEY ROOM, 145 RICHMOND STREET WEST, TORONTO, ONTARIO CANADA AND, AT ANY ADJOURNMENTS THEREOF. It is expected that the solicitation will be primarily by mail, possibly supplemented by telephone. The Corporation may also pay brokers, investment dealers or nominees holding common shares in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

     No person is authorized to give any information or to make any representations other than those contained in this circular and, if given or made, such information must not be relied upon as having been authorized.

APPOINTMENT  OF  PROXY
----------------------

     THE  PERSONS  NAMED  IN  THE  ACCOMPANYING  FORM  OF PROXY ARE DIRECTORS OR
OFFICERS OF THE CORPORATION. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION) TO ATTEND, ACT AND VOTE FOR HIM AND ON HIS BEHALF AT THE MEETING OR ANY ADJOURNMENT(S) THEREOF, OTHER THAN THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, BY INSERTING SUCH PERSON'S NAME IN THE SPACE PROVIDED IN THE FORM OF PROXY AND BY DELETING THE NAMES THEREIN.

     All common shares (hereinafter referred to as "common shares" or "shares") represented by properly executed proxies received by the Secretary of the Corporation in a timely fashion will be voted or withheld from voting in accordance with the instructions of the Shareholders on any ballot that may be called for at the Meeting; if a choice is specified in respect of any matter to be acted upon, the shares will be voted accordingly. IN THE ABSENCE OF SUCH DIRECTION, THE SHARES WILL BE VOTED FOR (I) THE ELECTION OF DIRECTORS; (II) FOR THE APPOINTMENT OF AUDITORS AND THE AUTHORIZATION OF THE DIRECTORS OF THE CORPORATION TO FIX THE AUDITORS' REMUNERATION; AND (III) FOR THE APPROVAL OF AN ORDINARY RESOLUTION AUTHORIZING THE CORPORATION TO ISSUE BY WAY OF PRIVATE PLACEMENT UP TO 30,000,000 COMMON SHARES FOR SUCH CONSIDERATION AS THE DIRECTORS MAY IN THEIR DISCRETION FROM TIME TO TIME APPROVE, ALL AS MORE PARTICULARLY DESCRIBED UNDER THOSE HEADINGS IN THIS MANAGEMENT INFORMATION CIRCULAR.

     THE ENCLOSED FORM OF PROXY, WHEN PROPERLY EXECUTED, CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ALL AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. As of the date of this Circular, management is not aware of any such amendment, variation or other matter proposed or likely to come before the meeting. However, if any such amendment, variation or other matter properly comes before the meeting, it is the intention of the persons named in the enclosed from of proxy to vote on such other business in accordance with their judgement.

     The enclosed form of proxy must be dated and executed by the Shareholder or his attorney authorized in writing, or if the Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof. If the form of proxy is executed by an attorney, the authority of the attorney to act must accompany the form of proxy. The form of proxy must be received by the Corporation's Transfer Agent, Heritage Trust Company, 4 King Street West, Suite 1320, Toronto, Ontario, M5H 1B6 on or before the close of business on the last day preceding the day of the meeting or any adjournment thereof at which the proxy is to be used, or delivered to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the commencement of the meeting or any adjournment thereof.

     Only registered holders of common shares of the Corporation ("common shares") or the person they validly appoint as their proxy are permitted to vote at the meeting. However, in many cases, common shares beneficially owned by a person (a "non-registered holder") are registered either in the name of an intermediary (including, banks, trust companies, securities dealers or brokers and trustees or administrators of self administered RRSP's, RRIF's, RESP's and similar plans) that the non-registered holder deals with in respect of the shares, or in the name of a clearing agency (such as the Canadian Depository of Securities Limited) of which the intermediary is a participant. The Corporation will have distributed copies of the Notice of Meeting, this Circular, and the enclosed form of proxy (collectively, the "meeting materials") to the clearing agencies and intermediaries for onward distribution to non-registered holders of Common Shares. Intermediaries are required to forward the meeting materials to non-registered holders unless a non-registered holder has waived a right to receive them. Intermediaries often use service companies to forward the meeting materials to non-registered holders. Generally, non-registered holders who have not waived the right to receive materials will either:

     (i) be given a form of proxy which has already been signed by the intermediary which is restricted as to the number of shares beneficially owned by the non-registered holder, but which is otherwise completed. This form of proxy need not be signed by the non-registered holder. In this case, the non-registered holder who wished to submit a proxy should properly complete the applicable form of proxy and submit it to the President of the Corporation/ c/o Heritage Trust Company, 4 King Street West, Suite 1320, Toronto, Ontario M5H 1B6, with respect to the common share beneficially owned by such non-registered holder, in accordance with instructions elsewhere in this Circular; or

     (ii) more typically, be given a form of proxy which is not signed by the intermediary and which, when properly completed and signed by the non-registered holder and returned to the intermediary or its service provider, will constitute authority and instructions (often called a proxy authorisation form), which the intermediary must follow. Typically, the non-registered holder will be given a page of instructions, which contains a removable label containing a bar code or other information. In order for the form of proxy to validly constitute a proxy authorisation form, the non-registered holder must remove the label form the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the intermediary or its service company. In either case, the purpose of this procedure is to permit the non-registered holder to direct the voting of the shares he or she beneficially owns.

     SHOULD A NON-REGISTERED HOLDER WHO RECEIVES EITHER FORM OF PROXY WHICH TO VOTE AT THE MEETING IN PERSON, THE NON-REGISTERED HOLDER SHOULD STRIKE OUT THE PERSONS NAMED IN THE PROXY AND INSERT THE NON-REGISTERED HOLDER'S NAME IN THE BLANK SPACE PROVIDED. IN EITHER CASE, THE NOON-REGISTERED HOLDER SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS OF THEIR INTERMEDIARY, INCLUDING THOSE REGARDING WHEN AND WHERE THE PROXY OR PROXY AUTHORIZATION FORM IS TO BE DELIVERED.

REVOCATION  OF  PROXIES
-----------------------

     Pursuant to Section 110(4) of the Business Corporations Act (Ontario), any Shareholder giving a proxy may revoke a proxy by instrument in writing executed by the Shareholder or by his attorney authorized in writing, or if the Shareholder is a corporation, under the corporate seal or by a duly authorized officer or attorney thereof and deposited at the Corporation's registrar and transfer agent, Heritage Trust Company, 4 King Street West, Suite 1320, Toronto, Ontario, M5H 1B6, on or before the close of business on the last day preceding the day of the meeting or any adjournment thereof at which the proxy is to be used, or delivered to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the commencement of the Meeting, to be held on November 23, 2001 or any adjournment thereof or in any other manner permitted by law.

     All matters to be submitted to the Shareholders at the Meeting, unless otherwise stated herein, require for approval a favourable majority of the votes cast at the Meeting.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON
----------------------------------------------------------------

     Except as set out herein and except as insofar as they may be shareholders of the Corporation, no director or officer of the Corporation, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting.

          VOTING  OF  COMMON  SHARES  AND  PRINCIPAL  HOLDERS  THEREOF
          ------------------------------------------------------------

     The holders of the common shares of the Corporation will be entitled to vote at the Meeting on all matters. Pursuant to Section 100(2) of the Business Corporations Act (Ontario) and in accordance with National Policy Statement No. 41 adopted by the Ontario Securities Commission, each holder of a common share of the Corporation at the close of business on October 17, 2001 (the "Record
Date") is entitled to one (1) vote for each such share held, except to the extent that such shares may have been transferred after the Record Date and the transferee produces properly endorsed share certificates or otherwise establishes that he owns the shares and requests, not later than ten (10) days before the meeting, that the transfer agent, Heritage Trust Company, include his or her name in the list of Shareholders. As at September 30, 2001, 34,330,866 common shares of the Corporation were issued and outstanding.

     To the best knowledge of the Directors or Senior Officers of the Corporation, at the date hereof, the following persons beneficially own, directly or indirectly, or exercise control or direction over securities of the Corporation carrying more than ten (10) percent of the voting rights attached to any class of voting securities of the Corporation.

                          Approximate number of Voting Shares,
                     Beneficially Owned, Directly or Indirectly, or  Percentage of Outstanding
Name of Shareholder   over which Control or Direction is Exercised   Voting Shares Represented
-------------------  ----------------------------------------------  --------------------------
John A. van Arem                       9,600,000                                28%
Anthony Korculanic                     8,000,000                                23%


               PARTICULARS OF MATTERS TO BE ACTED UPON AT MEETING
               --------------------------------------------------

ELECTION  OF  DIRECTORS

     The Board of Directors of the Corporation consists of three directors, John
A. van Arem, Hubert Mockler and Sean Husvar. Brian Usher-Jones, who was first appointed as a director of the Corporation in December 1999 resigned from the Board for personal reasons on August 30, 2001. There is currently one vacancy on the board of directors. The four persons named in the enclosed form of proxy intend to vote for the election of those nominees whose names are set forth below. The nominees unless otherwise noted are now members of the Board of Directors and have been since the dates indicated. Management does not contemplate that any nominee will be unable to serve as a director, but, if such an event should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion, unless authority to vote the proxy for the election of directors has been withheld. Each Director elected will hold office until the next Annual Meeting of Shareholders or until his successor is duly elected, unless the office is earlier vacated in accordance with the by-laws of the Corporation.

     The Corporation does not have an Executive Committee of its Board of Directors. Pursuant to Section 158(1) of the Business Corporations Act (Ontario) the Corporation has an Audit Committee which is comprised of Messrs. John A. van Arem, Hubert Mockler and Sean Husvar.

     The following table and notes thereto state the names of all persons proposed to be nominated for election as directors, all other major positions and offices with the Corporation presently held by them, their principal occupation or employment, the year in which they became directors of the Corporation, and the approximate number of voting shares of the Corporation beneficially owned, directly or indirectly, or over which control or direction is exercised by each of them as at October 17, 2001: (1)

                                                                           Number of Voting Shares
                                                                             Beneficially Owned,
                          Present Principal                               Directly or Indirectly or
                      Occupation or Employment                              over Which Control or
Name, Address           with the Corporation        Year Became Director  Direction is Exercised(2)
-----------------  -------------------------------  --------------------  --------------------------
John A. van Arem     President, Chief Executive             1999                  9,600,000
Toronto, Ontario     Officer of the Corporation
                          and Director (1)
-----------------  -------------------------------  --------------------  --------------------------
Hubert Mockler              Director (1)                    1999                   209,217
Toronto, Ontario
-----------------  -------------------------------  --------------------  --------------------------
Sean Husvar                 Director (1)                    1999                     Nil
Buffalo, New York
-----------------  -------------------------------  --------------------  --------------------------
Wayne A. Doss          Independent management          Not applicable                Nil
Weston, Florida         consultant, formerly
                     President & Chief Executive
                     Officer of Keller Ladders,
                   Inc. & Biltbest of California,
                        Inc. (formerly Keller
                     Industries, Inc.) from 1993
                         to December 31, 1999.
-----------------  -------------------------------  --------------------  --------------------------

(1)  Member  of  the  Audit  Committee
(2) The information as to shares beneficially owned, directly or indirectly, not being within the knowledge of the Corporation, has been furnished by the respective directors individually.

     UNLESS A PROXY SPECIFIES THAT THE SHARES IT REPRESENTS SHOULD BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS, THE POTENTIAL PROXY HOLDERS NAMED IN THE ACCOMPANYING PROXY INTEND TO USE IT TO VOTE FOR THE ELECTION OF THE NOMINEES AS INDICATED.

APPOINTMENT  OF  AUDITORS

     Management proposes to nominate Mintz & Partners LLP, Chartered Accountants, Toronto, Ontario, the present auditors, for reappointment as the auditors of the Corporation to hold office unit the close of the next annual meeting of shareholders. It is intended that on any ballot that may be called relating to the appointment and remuneration of auditors, the Shares represented by proxies in favour of the named management nominees will be voted for the appointment of Mintz & Partners LLP as auditors of the Corporation with remuneration to be fixed by the directors, unless a Shareholder specifies in his proxy that his Shares are to be withheld from voting in the appointment of auditors. On June 1, 2000, Silver Gold Glatt & Grosman LLP, Chartered Accountants, Toronto, Ontario, resigned as the Corporation's auditors after discussions to facilitate the appointment of another auditor more economically able to perform both the Corporation's Canadian auditing requirements and the audit requirements in connection with the Corporation's registration statement filing with the United States Securities and Exchange Commission. The Board of Directors appointed Mintz & Partners LLP to fill the vacancy created by Silver Gold Glatt & Grosman LLP's resignation to hold office until this Annual Meeting. Silver Gold Glatt & Grosman LLP, Chartered Accountants were appointed to replace Hilborn Ellis Grant LLP, Chartered Accountants, Toronto, and Ontario as auditors at the Corporation's Annual Meeting of Shareholders held September 29, 2000.

ISSUE  OF  ADDITIONAL  COMMON  SHARES

     The principal source of capital presently available to the Corporation is equity financing. In order for the Corporation to raise funds to carry on its ongoing programs, the Corporation might arrange private placement subscriptions for shares or for securities convertible into shares.

     Shareholders are being asked to approve an ordinary resolution allowing the Corporation's directors to cause the Corporation to enter into one or more private placement financing transactions during the ensuing 12 month period providing for the issuance of up to 30,000,000 shares or units (each unit consisting of one common share and one warrant) at then market prices (less allowable discounts) and upon such terms as may be approved by the directors of the Corporation. It is not the current intention of management to issue the entire number of shares authorized pursuant to the proposed resolution; however, in the event that the Ontario Securities Act or other securities laws or regulations require the shareholders of the Corporation are required to approve a private placement (including warrants granted as part of such placement) if the number of shares to be issued to one placee, or to a group of placees who intend to vote their shares as a group, is equal to or greater than 20% of the number of the Corporation's shares outstanding after giving effect to the issuance of the private placement shares (including the exercise of any warrants attached thereto). In addition, shareholder approval is required if the private placement may result in or is part of a transaction involving a change in the effective control of the Corporation or the creation of a control block.

     Management considers that it is in the best interests of the Corporation to obtain a blanket authorization from the shareholders for additional private placements to be entered into during the next 12 months. Blanket approval may obviate the necessity of obtaining shareholder approval for each specific private placement, thereby reducing the time required to obtain regulatory approval therefore and decreasing the Corporation's administrative costs relating to such private placements.

     The private placements will only be negotiated if management believes the subscription price is reasonable in the circumstances and if the funds are required by the Corporation to continue or expand its activities. Each private placement transaction authorized hereunder will be made with placees who may or may not deal at arm's length with the Corporation; however, the subscription prices will comply with the policies of the Ontario Securities Commission or applicable securities regulatory body.

     In the event that the shareholders do not pass the resolution authorizing the Corporation to issue such common shares by way of one or more private placement transactions with placees wherein the placees in each private placement may or may not deal at arm's length to the Corporation, the Corporation may be required to seek shareholder approval for private placements negotiated thereafter.

     An "ordinary resolution" means a resolution passed by the shareholders of the Corporation at a general meeting or by a simple majority of the votes cast in person or by proxy.

                       STATEMENT OF EXECUTIVE COMPENSATION
                       -----------------------------------

Remuneration  of  Directors

     During the fiscal period ended March 31, 2001, no sum was paid to any of the directors of the Corporation in respect of directors' fees.

Change  of  Control

     The Corporation has no plan or arrangement pursuant to which compensation was paid or may be paid to Executive Officers of the Corporation during the most recently completed financial periods or the current financial year in view of compensating such officers in the event of the termination of employment or in the event of a change in responsibilities following a change in control.

Executive  Remuneration

     We have a three-year employment agreement with our President John van Arem that extends through March 31, 2003. The agreement provides for an annual base salary of $110,000, plus a CDN$900 per month car allowance. Any performance bonus and stock option grants are at the discretion of the board of directors. Mr. van Arem also participates in all benefit plans maintained by us for salaried employees. Mr. van Arem's agreement contains confidentiality and non-compete provisions. The number of Named Executive Officers of the Company is one. The aggregate cash compensation paid to Mr. John A. van Arem, President, for services rendered during the year ended March 31, 2001 (including salaries, fees, commissions and bonuses) was $120,800.

Executive  Compensation

     The following table sets forth the compensation paid to John A. van Arem, the President and Chief Executive Officer of the Corporation in respect of the fiscal years 2001, 2000 and 1999.

                                             SUMMARY COMPENSATION TABLE

                                                              Long  Term  Compensation
                                                           ---------------------------------
                              Annual  Compensation                     Awards                 Payouts
                       ----------------------------------  ---------------------------------  -------  ------------
                                                              Securities'  Restricted Shares
                                                            Under Options      or Restricted     LTIP     All Other
                           Salary   Bonus   Other Annual      Granted (#)        Share Units  Payouts  Compensation
                 Year          ($)    ($)   Compensation                                 ($)      ($)           ($)
---------------  ----  -----------  -----  --------------  --------------  -----------------  -------  ------------
John A. Van      2001     110,000      --  $   10,800 (1)                                 --       --            --
Arem             2000  $52,500 (2)     --  $     1,860(3)     240,000 (4)                 --       --            --
President & CEO  1999      20,000      --             --               -                  --       --            --
---------------  ----  -----------  -----  --------------  --------------  -----------------  -------  ------------

(1)  Represents  a  monthly  car  allowance  of  $900.
(2)  Based  on  an annual salary of $90,000, paid for a seven-month fiscal year.
(3) Represents a monthly car allowance of $465, which was paid for the period December 1, 1999 to March 31, 2000.
(4) The number of shares owned includes 120,000 options to purchase common shares that are immediately exercisable at the price of CDN$0.25. An additional 120,000 options vest and are exercisable after February 18, 2002 at the price of CDN$0.25. These 240,000 options were granted on February 18, 2000 and expire on February 18, 2003.

Stock  Option  Plan

     The Amended and Restated Stock Option Plan of the Corporation (the "Plan") was established to provide for the grant of stock options to directors, officers, and employees of, and consultants to, the Corporation and its subsidiaries, and any employee of any management company providing services to the Corporation.

     The Plan is administered by the board of directors and no more than 3,000,000 shares may be issued at any time under the Plan pursuant to options granted at any time under the Corporation's stock option plan.

     No share options were granted under the Plan to the named executive officer of the Corporation during the fiscal year ended March 31, 2001.

     The table below sets forth information related to options of the named executive officer of the Corporation.

   AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
             AND FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION VALUES

                                                                                 VALUE OF UNEXERCISED IN-
                  NO. SECURITIES                      UNEXERCISED OPTIONS AT       THE-MONEY OPTIONS AT
                   ACQUIRED ON    AGGREGATE VALUE           FY-END (#)                  FY-END ($)
NAME                 EXERCISE       REALIZED ($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----------------  --------------  ----------------  --------------------------  --------------------------
John A. van Arem  Nil             Nil                          120,000/120,000  Nil/Nil
----------------  --------------  ----------------  --------------------------  --------------------------

Directors'  and  Officers'  Liability  Insurance

     The Corporation does not maintain any liability insurance for the benefit of its directors and officers.

Compensation  Committee

     The Corporation does not have a compensation committee. The Board of Directors carries out the duties of such a committee. The Board of Directors meets on compensation matters as and when required with respect to executive compensation.

Pension  Plan

     The Corporation does not maintain a pension plan for its employees, officers or directors.

Indebtedness  of  Directors  and  Senior  Officers

     No director or senior officer or employee or any associate or affiliate of any such director or senior officer is indebted to the Corporation. No director or senior officer or employee or any associate or affiliate of any such director or senior officer has been indebted to the Corporation at any time since the beginning of the last completed financial year of the Corporation.


                          AUDITED FINANCIAL STATEMENTS
                          ----------------------------

     The financial statements for the fiscal year ended March 31, 2001 and the report of the auditors thereon will be submitted to the meeting of shareholders. Receipt at such meeting of the auditors' report and the Corporation's financial statements for its last completed fiscal period will not constitute approval or disapproval of any matters referred to therein.



     The undersigned hereby certifies that the contents herein, and the sending hereof, have been approved by the Board of Directors of the Corporation for mailing to the shareholders, directors and auditors of the Corporation.

     Non-registered shareholders that wish to be placed on the Corporation's supplemental mailing list for interim reports are also requested to complete, sign and return the enclosed request form to the Heritage Trust Company.

                                      BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


October  15,  2001                                   (Signed)  John A. van Arem,
                                           President and Chief Executive Officer

                            DIGITAL ROOSTER. COM INC.
                            -------------------------

              PROXY FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
              ----------------------------------------------------

                        SOLICITED ON BEHALF OF MANAGEMENT
                        ---------------------------------


The undersigned shareholder of Digital Rooster.com Inc. hereby appoints John A. van Arem, President and Chief Executive Officer, whom failing, Hubert Mockler, Director, whom failing, _________________________ as nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual and special meeting of the shareholders of the Corporation to be held November 23, 2001 at 10:00 am (Toronto time) and at any adjournment(s) thereof and without limiting the general authority and power hereby given to such nominee, the shares represented by this proxy are specifically directed to be voted as indicated on the reverse side of this proxy.


                                   This proxy will be voted and where a choice is specified, will be voted as directed. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.

                                   THIS  PROXY  ALSO  CONFERS  DISCRETIONARY
                                   AUTHORITY TO VOTE IN RESPECT OF ANY OTHER MATTER, THAT MAY PROPERLY COME BEFORE THE MEETING AND IN SUCH MANNER AS SUCH NOMINEE IN HIS JUDGMENT MAY DETERMINE.

                                   A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY FILLING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE NAMES OF MANAGEMENT'S NOMINEES ABOVE.

                                   DATED this          day of,             2001.
                                              --------         -----------


                                             Signature of Shareholder


                                           Name of Shareholder (print)


                                                 Number of Shares


                                                                    (See Over)

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NOTE:

(a) A person appointed as nominee to represent a shareholder need not be a shareholder.

(b) Where this proxy is signed by a corporation, its corporate seal must be affixed.


1. FOR [_] or WITHHOLD VOTE [_] the election of directors nominated by management as set forth in the Management Information Circular.

2. FOR [_] or WITHHOLD VOTE [_] authorizing the appointment of Mintz & Partners LLP, Chartered Accountants, as auditors for the Corporation and authorizing the directors of the Corporation to fix their remuneration.

3. FOR [_] or AGAINST [_] the Corporation to entering into one or more private placement financing transactions with subscribers during the 12 month period, providing for the issuance of up to 30,000,000, shares or units (one unit consisting of one common share and one warrant) at then market prices (less allowable discounts and upon such terms as may be approved by the directors of the Corporation, subject to regulatory approval and in compliance with the policies of the Ontario Securities Commission.


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